EFFECTIVE APRIL 2,
2014,
THE NAME HAS CHANGED
TO ZON OPTIMUS SGPS
SA.
File N. 333146640
Rule 424 b 3
EXHIBIT A
THE RIGHTS OF OWNERS
TO DIRECT THE VOTING
OF
SHARES MAY BE
RESTRICTED AS
DESCRIBED IN ARTICLE
17
BELOW
AMERICAN DEPOSITARY
HARES
Each American
Depositary
Share represents one 1
deposited
Share

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
OF THE NOMINAL
VALUE OF 0.01 PER
SHARE OF
PT MULTIMEDIA
SERVICOS DE
TELECOMUNICACOES E
MULTIMEDIA, SGPS, S.A.
ORGANIZED UNDER THE
LAWS OF PORTUGAL

OVERSTAMP  EFFECTIVE
JANUARY 31, 2008
 THE COMPANYS NEW
NAME
IS ZON MULTIMEDIA
SERVICOS DE
TELECOMUNICACOES E
MULTIMEDIA, SGPS, S.A.

            The Bank
of New
York as depositary
hereinafter
called the Depositary,
hereby
certifies that

, or
registered assigns IS
THE
OWNER OF

AMERICAN DEPOSITARY
SHARES
representing deposited
ordinary
shares, nominal value
0.01 per
share herein called
Shares of PT
Multimedia  Servicos
de
Telecomunicacoes e
Multimedia,
SGPS, S.A., organized
under the
laws of Portugal
herein called
the Company.  At the
date
hereof, each American
Depositary Share
represents one
1 Share which is
either deposited
or subject to deposit
under the
Deposit Agreement at
the
Lisbon, Portugal
office of Banco
Espirito Santo herein
called the
Custodian.  The
Depositarys
Corporate Trust Office
is located
at a different address
than its
principal executive
office.  Its
Corporate Trust Office
is located
at 101 Barclay Street,
New York, N.Y. 10286,
and its
principal executive
office is
located at One Wall
Street, New
York, N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286



1.	THE DEPOSIT
AGREEMENT BOOKENTRY
AMERICAN DEPOSITARY
SHARES.

            This
American
Depositary Receipt is
one of an
issue herein called
Receipts, all
issued and to be
issued upon the
terms and conditions
set forth in
the amended and
restated deposit
agreement, dated as of
November 1, 2007
herein called
the Deposit Agreement,
by and
among the Company, the
Depositary, and all
Owners and
Beneficial Owners from
time to
time of Receipts
issued
thereunder, each of
whom by
accepting this Receipt
agrees to
become a party thereto
and
become bound by all
the terms
and conditions
thereof.  The
Deposit Agreement sets
forth the
rights of Owners and
Beneficial
Owners of the Receipts
and the
rights and duties of
the
Depositary in respect
or in lieu
of the Shares
deposited or
deemed to be deposited
thereunder and any and
all other
securities, property
and cash
from time to time
received in
respect or in lieu of
such Shares
and held thereunder
such Shares,
securities, property,
and cash are
herein called
Deposited
Securities.  Copies of
the
Deposit Agreement are
on file at
the Depositarys
Corporate Trust
Office in The City of
New York
and at the office of
the
Custodian.
            The
statements
made on the face and
reverse of
this Receipt are
summaries of
certain provisions of
the Deposit
Agreement and are
qualified by
and subject to the
detailed
provisions of the
Deposit
Agreement, to which
reference
is hereby made.
Capitalized
terms defined in the
Deposit
Agreement and not
defined
herein shall have the
meanings
set forth in the
Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.

            Subject to
the
terms and conditions
of the
Deposit Agreement,
upon
surrender at the
Corporate Trust
Office of the
Depositary of this
Receipt, for the
purpose of
withdrawal of the
Deposited
Securities represented
by the
American Depositary
Shares
evidenced by such
Receipt, and
upon payment of the
fee of the
Depositary for the
surrender of
Receipts as provided
in Section
5.09 of the Deposit
Agreement
and payment of all
taxes and
governmental charges
payable in
connection with such
surrender
and withdrawal of the
Deposited
Securities, and
subject to the
terms and conditions
of the
Deposit Agreement, the
Articles
of the Company, the
Deposited
Securities and
applicable law,
the Owner of such
Receipt shall
be entitled to
delivery, to him or
upon his order of the
amount of
Deposited Securities
at the time
represented by the
American
Depositary Shares
evidenced by
such Receipt.
Delivery of such
Deposited Securities
may be
made by the x
electronic
delivery of such
Deposited
Securities to such
Owner or as
ordered by him through
an
account with an
institution
recognized by the
Foreign
Registrar or delivery
by other
means approved by the
Company in accordance
with
Portuguese law, and y
delivery
of any other
securities, property
and cash to which such
Owner is
then entitled in
respect of such
Receipts to such Owner
or as
ordered by him.  Such
delivery
shall be made, as
hereinafter
provided, without
unreasonable
delay.
            A Receipt
surrendered under
Section 2.05
of the Deposit
Agreement for
such purposes may be
required
by the Depositary to
be properly
endorsed in blank or
accompanied by a
proper
instrument or
instruments of
transfer in blank, and
if the
Depositary so
requires, the
Owner thereof or the
Beneficial
Owner of an interest
as to which
withdrawal
instructions have
been given, as the
case may be,
shall execute and
deliver to the
Depositary a written
order
directing the
Depositary to cause
the Deposited
Securities being
withdrawn to be
electronically
delivered to or upon
the written
order of a person or
persons
designated in such
order through
an account with an
institution
recognized by the
Foreign
Registrar, or delivery
by other
means approved by the
Company in accordance
with
Portuguese law, except
that the
Depositary may make
delivery
to such person or
persons at the
Corporate Trust Office
of the
Depositary of any
dividends or
distributions with
respect to the
Deposited Securities
represented
by the American
Depositary
Shares evidenced by
such
Receipt or such
beneficial
interest, or of any
proceeds of
sale of any dividends,
distributions or
rights, which
may at the time be
held by the
Depositary.
            At the
request,
risk and expense of
any Owner
so surrendering a
Receipt or any
Beneficial Owner
submitting
such written
instructions for
delivery, and for the
account of
such Owner or
Beneficial
Owner, the Depositary
shall
direct the Custodian
to forward
any cash or other
property other
than rights
comprising, and
forward a certificate
or
certificates and other
proper
documents of title
for, the
Deposited Securities
represented
by the American
Depositary
Shares evidenced by
such
Receipt to the
Depositary for
delivery at the
Corporate Trust
Office of the
Depositary.  Such
direction shall be
given by letter
or, at the request,
risk and
expense of such Owner,
by air
courier, cable, telex
or facsimile
transmission.  Rights,
if any,
shall be delivered to
such Owner
pursuant to Section
4.04 of the
Deposit Agreement.
3.	TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.

            The
transfer of
this Receipt is
registrable on the
books of the
Depositary by the
Owner hereof in person
or by a
duly authorized
attorney,
properly endorsed or
accompanied by a
proper
instrument or
instruments of
transfer, and duly
stamped as
may be required by the
laws of
the State of New York
and the
United States, and
subject to the
payment of funds
sufficient to
pay any applicable
transfer taxes
and the fees and
expenses of the
Depositary as provided
in
Section 5.09 of the
Deposit
Agreement.  Thereupon
the
Depositary shall
execute a new
Receipt or Receipts
and deliver
the same to or upon
the order of
the person entitled
thereto,
subject to receipt of
any
certifications by such
person as
the Depositary and the
Company
may require in order
to comply
with applicable laws.
            This
Receipt may
be split into other
such Receipts,
or may be combined
with other
such Receipts into one
Receipt,
representing the same
aggregate
number of American
Depositary
Shares as the Receipt
or
Receipts surrendered.
As a
condition precedent to
the
execution and
delivery,
registration of
transfer, splitup,
combination or
surrender of any
Receipt or withdrawal
of any
Deposited Securities
or the
adjustment of the
Depositarys
records to reflect the
deposit of
Shares or any such
transfer,
splitup, combination,
surrender
or withdrawal,  the
Depositary,
Custodian or Registrar
may
require payment from
the
depositor of Shares or
the
presenter of the
Receipt of a sum
sufficient to
reimburse it for any
tax or other
governmental charge
and any stock transfer
or
registration fee with
respect
thereto including any
such tax or
charge and fee with
respect to
the Shares being
deposited or
withdrawn and payment
of any
applicable fees as
herein
provided, may require
the
production of proof
satisfactory
to it as to the
identity and
genuineness of any
signature and
may also require
compliance
with any regulations
the
Depositary may
establish
consistent with the
provisions of
the Deposit Agreement,
including, without
limitation,
Section 2.06 thereof.
            The
delivery of
Receipts against
deposits of
Shares generally or
against
deposits of particular
Shares
may be suspended, or
deposits
of Shares may be
refused, or the
transfer of Receipts
in particular
instances may be
refused or the
registration of
transfer, splitup or
combination of
outstanding
Receipts, or the
surrender of
outstanding Receipts
generally
may be suspended,
during any
period when the
transfer books
of the Depositary or
the
Company or the Foreign
Registrar, if
applicable, are
closed, or if any such
action is
deemed necessary or
advisable
by the Depositary or
the
Company at any time or
from
time to time because
of any
requirement of law or
of any
government or
governmental
body or commission, or
under
any provision of the
Deposit
Agreement, or for any
other
reason, subject to
Section 2.06d
of the Deposit
Agreement.
            Without
limiting
the foregoing, Shares
which the
Depositary believes
have been
withdrawn from a
restricted
depositary receipt
facility
established or
maintained by a
depositary bank may be
accepted
for deposit hereunder
only if
such Shares are not
restricted
securities within the
meaning of
Rule 144a3 under the
Securities
Act, and the
Depositary may, as
a condition to
accepting the
deposit of such Shares
hereunder, require the
person
depositing such Shares
to
provide the Depositary
with a
certificate in writing
to the
foregoing effect.

Notwithstanding
anything to the
contrary in the
Deposit Agreement, the
surrender of
outstanding
Receipts and
withdrawal of
Deposited Securities
may not be
suspended subject only
to i
temporary delays
caused by
closing the transfer
books of the
Depositary or the
Company or
the deposit of Shares
in
connection with voting
at a
shareholders meeting,
or the
payment of dividends,
ii the
payment of fees, taxes
and
similar charges, and
iii
compliance with any
U.S. or
foreign laws or
governmental
regulations relating
to the
Receipts or to the
withdrawal of
the Deposited
Securities.
Without limitation of
the
foregoing, the
Depositary shall
not knowingly accept
for deposit
under this Deposit
Agreement
any Shares required to
be
registered under the
provisions
of the Securities Act,
unless a
registration statement
is in effect
as to such Shares.
4.	LIABILITY OF
OWNER FOR TAXES.

            If any tax
or other
governmental charge
shall
become payable with
respect to
this Receipt or any
Deposited
Securities represented
by the
American Depositary
Shares
evidenced by this
Receipt, such
tax or other
governmental charge
will be payable by the
Owner or
Beneficial Owner
hereof to the
Depositary.  The
Depositary
may refuse to effect
registration
of transfer of this
Receipt or any
splitup or combination
hereof or
any withdrawal of
Deposited
Securities represented
by
American Depositary
Shares
evidenced by this
Receipt until
such payment is made,
and may
withhold any dividends
or other
distributions in
respect of any
Deposited Securities,
or may sell
for the account of the
Owner or
Beneficial Owner
hereof any
part or all of the
Deposited
Securities represented
by the
American Depositary
Shares
evidenced by this
Receipt, and
may apply such
dividends or
other distributions or
the
proceeds of any such
sale in
payment of such tax or
other
governmental charge,
and the
Owner or Beneficial
Owner
hereof will remain
liable for any
deficiency.
5.	WARRANTIES OF
DEPOSITORS.

            Every
person
depositing Shares
under the
Deposit Agreement will
be
deemed thereby to
represent and
warrant, that such
Shares and
each certificate
therefor, if
applicable, are
validly issued,
fully paid,
nonassessable, and
free of any preemptive
rights of
the holders of
outstanding
Shares and that the
person
making such deposit is
duly
authorized to do so.
Every such
person shall also be
deemed to
represent that the
deposit of such
Shares and the sale of
Receipts
evidencing American
Depositary
Shares representing
such Shares
by that person are not
restricted
under the Securities
Act.  Such
representations and
warranties
shall survive the
deposit of
Shares and issuance of
Receipts.
6.	FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.

            Any person
presenting Shares for
deposit or
any Owner or
Beneficial Owner
of this Receipt may be
required
from time to time to
file with the
Depositary or the
Custodian
such proof of
citizenship or
residence, exchange
control
approval, proof of the
identity of
any person legally or
beneficially
interested in this
Receipt and the nature
of such
interest, proof of
compliance
with all applicable
laws and
regulations and
provisions of or
governing Deposited
Securities
and the terms of the
Deposit
Agreement or such
information
relating to the
registration on the
books of the Company
or the
Foreign Registrar, if
applicable,
of the Shares
presented for
deposit or other
information, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary
may deem necessary or
proper.
The Depositary may
withhold
the delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or
distribution of rights
or of the
sale proceeds thereof
or the
delivery of any
Deposited
Securities until such
proof or
other information is
filed or such
certificates are
executed or such
representations and
warranties
made.  No Share shall
be
accepted for deposit
unless
accompanied by
evidence
satisfactory to the
Depositary
that all conditions to
such
deposit have been
satisfied by
the person depositing
such
Shares under the laws
and
regulations of
Portugal and that
any necessary approval
has been
granted by any
governmental
body in Portugal which
is then
performing the
function of the
regulation of currency
exchange
or any other function
which
requires approval for
the deposit
of Shares.
7.	CHARGES OF
DEPOSITARY.

            The
following
charges shall be
incurred by any
party depositing or
withdrawing
Shares or by any party
surrendering Receipts
or to
whom Receipts are
issued
including, without
limitation,
issuance pursuant to a
stock
dividend or stock
split declared
by the Company or an
exchange
of stock regarding the
American
Depositary Shares or
Deposited
Securities or a
delivery of
American Depositary
Shares
pursuant to Section
4.03 of the
Deposit Agreement, or
by
Owners, as applicable
1 taxes
and other governmental
charges,
2 such registration
fees as may
from time to time be
in effect
for the registration
of transfers
of Shares generally on
the Share
register of the
Company or
Foreign Registrar and
applicable
to transfers of Shares
to or from
the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the making
of
deposits or
withdrawals under
the terms of the
Deposit
Agreement, 3 such
cable, telex
and facsimile
transmission
expenses as are
expressly
provided in the
Deposit
Agreement, 4 such
expenses as
are incurred by the
Depositary
in the conversion of
Foreign
Currency pursuant to
Section
4.05 of the Deposit
Agreement,
5 a fee of 5.00 or
less per 100
American Depositary
Shares or
portion thereof for
the delivery
of Receipts pursuant
to Section
2.03, 4.03 or 4.04 of
the Deposit
Agreement and the
surrender of
Receipts pursuant to
Section
2.05 or 6.02 of the
Deposit
Agreement, 6 a fee of
..02 or less
per American
Depositary Share
or portion thereof for
any cash
distribution made
pursuant to
the Deposit Agreement,
including, but not
limited to
Sections 4.01 through
4.04 of
the Deposit Agreement,
7 a fee
for the distribution
of securities
pursuant to Section
4.02 of the
Deposit Agreement,
such fee
being in an amount
equal to the
fee for the execution
and
delivery of American
Depositary Shares
referred to
above which would have
been
charged as a result of
the deposit
of such securities for
purposes
of this clause 7
treating all such
securities as if they
were Shares
but which securities
are instead
distributed by the
Depositary to
Owners, 8 in addition
to any fee
charged under clause
6, a fee of
..02 or less per
American
Depositary Share or
portion
thereof for depositary
services,
which will accrue on
the last
day of each calendar
year and
which will be payable
as
provided in clause 9
below and
9 any other charges
payable by
the Depositary, any of
the
Depositarys agents,
including
the Custodian, or the
agents of
the Depositarys agents
in
connection with the
servicing of
Shares or other
Deposited
Securities which
charge shall be
assessed against
Owners as of
the date or dates set
by the
Depositary in
accordance with
Section 4.06 of the
Deposit
Agreement and shall be
payable
at the sole discretion
of the
Depositary by billing
such
Owners for such charge
or by
deducting such charge
from one
or more cash dividends
or other
cash distributions.
            The
Depositary,
subject to Article 8
hereof, may
own and deal in any
class of
securities of the
Company and
its affiliates and in
American
Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.

      	The
Depositary may,
notwithstanding
Section 2.03 of
the Deposit Agreement,
execute
and deliver Receipts
prior to the
receipt of Shares
pursuant to
Section 2.02 of the
Deposit
Agreement PreRelease.
The
Depositary may,
pursuant to
Section 2.05 of the
Deposit
Agreement, deliver
Shares upon
the receipt and
cancellation of
Receipts which have
been
PreReleased, whether
or not
such cancellation is
prior to the
termination of such
PreRelease
or the Depositary
knows that
such Receipt has been
PreReleased.  The
Depositary
may receive Receipts
in lieu of
Shares  in
satisfaction of a
PreRelease.  Each
PreRelease
will be a preceded or
accompanied by a
written
representation and
agreement
from the person to
whom
Receipts are to  be
delivered the
PreReleasee that the
PreReleasee, or its
customer, i
owns the shares or
Receipts to
be remitted, as the
case may be,
ii assigns all
beneficial rights,
title and interest in
such Shares
or Receipts, as the
case may be,
to the Depositary in
its capacity
as such and for the
benefit of the
Owners, and iii will
not take any
action with respect to
such
Shares or Receipts, as
the case
may be, that is
inconsistent with
the transfer of
beneficial
ownership including,
without
the consent of the
Depositary,
disposing of such
Shares or
Receipts, as the case
may be,
other than in
satisfaction of such
PreRelease, b at all
times fully
collateralized with
cash or such
other collateral as
the
Depositary deems
appropriate, c
terminable by the
Depositary on
not more than five 5
business
days notice, and d
subject to
such further
indemnities and
credit regulations as
the
Depositary deems
appropriate.
The number of Shares
not
deposited but
represented by
American Depositary
Shares
outstanding at any
time as a
result of PreReleases
will not
normally exceed thirty
percent
30% of the Shares
deposited
under the Deposit
Agreement
provided, however,
that the
Depositary reserves
the right to
disregard such limit
from time
to time as it deems
reasonably
appropriate, and may,
with the
prior written consent
of the
Company, change such
limit for
purposes of general
application.
The Depositary will
also set
Dollar limits with
respect to
PreRelease
transactions to be
entered into under the
Deposit
Agreement with any
particular
PreReleasee on a
casebycase
basis as the
Depositary deems
appropriate.  For
purposes of
enabling the
Depositary to fulfill
its obligations to the
Owners
under the Deposit
Agreement,
the collateral
referred to in
clause b above shall
be held by
the Depositary as
security for
the performance of the
PreReleasees
obligations to the
Depositary in
connection with a
PreRelease
transaction,
including the
PreReleasees
obligation to deliver
Shares or
Receipts upon
termination of a
PreRelease transaction
and shall
not, for the avoidance
of doubt,
constitute Deposited
Securities
under the Deposit
Agreement.

      	The
Depositary may
retain for its own
account any
compensation received
by it in
connection with the
foregoing.

9.	TITLE TO
RECEIPTS.

            Title to
this
Receipt and to the
American
Depositary Shares
evidenced
hereby, when properly
endorsed
or accompanied by a
proper
instrument or
instruments of
transfer and
transferred in
accordance with the
terms of the
Deposit Agreement, is
transferable by
delivery with the
same effect as in the
case of a
negotiable instrument
under the
laws of the State of
New York
provided, however,
that the
Depositary,
notwithstanding any
notice to the
contrary, may treat
the Owner hereof as
the absolute
owner hereof for the
purpose of
determining the person
entitled
to distribution of
dividends or
other distributions or
to any
notice provided for in
the
Deposit Agreement and
for all
other purposes, and
neither the
Depositary nor the
Company
will have any
obligation or be
subject to any
liability under the
Deposit Agreement to
any
holder of this
Receipt, unless
such holder is the
Owner hereof.
10.	VALIDITY OF
RECEIPT.

            This
Receipt will
not be entitled to any
benefits
under the Deposit
Agreement or
be valid or obligatory
for any
purpose, unless this
Receipt
shall have been
executed by the
Depositary by the
manual or
facsimile signature of
a duly
authorized signatory
of the
Depositary, and if a
Registrar
other than the
Depositary for the
Receipts shall have
been
appointed,
countersigned by the
manual or facsimile
signature of
a duly authorized
signatory of
the Registrar.
11.	REPORTS
INSPECTION OF TRANSFER
BOOKS.

            The
Company
makes available
certain reports
and documents required
by
foreign law or
otherwise under
Rule 12g32b under the
Securities Exchange
Act of
1934, as amended, at
the
Companys internet
website.
            The
Depositary
will make available
for
inspection by Owners
at its
Corporate Trust Office
any
reports and
communications,
including any proxy
soliciting
material, received
from the
Company which are both
a received by the
Depositary as
the holder of the
Deposited
Securities and b made
generally
available to the
holders of such
Deposited Securities
by the
Company.  The
Depositary shall
also send to the
Owners copies
of such reports when
furnished
by the Company
pursuant to
Section 5.06 of the
Deposit
Agreement.  Any such
reports
and communications,
including
any such proxy
soliciting
material, furnished to
the
Depositary by the
Company
shall be furnished in
English to
the extent such
materials are
required to be
translated into
English pursuant to
any
regulations of the
Commission.
            The
Depositary
shall keep books at
its Corporate
Trust Office for the
registration
of Receipts and
transfers of
Receipts which at all
reasonable
times shall be open
for
inspection by the
Owners,
provided that such
inspection
shall not be for the
purpose of
communicating with
Owners in
the interest of a
business or
object other than the
business of
the Company or a
matter related
to the Deposit
Agreement or the
Receipts.
            The
Depositary
may close the transfer
books, at
any time or from time
to time,
when deemed expedient
by it in
connection with the
performance
of its duties under
the Deposit
Agreement.
12.	DIVIDENDS AND
DISTRIBUTIONS.

            Whenever
the
Depositary shall
receive any
cash dividend or other
cash
distribution on any
Deposited
Securities, the
Depositary shall,
if such cash is
received in
Foreign Currency,
subject to the
provisions of Section
4.05 of the
Deposit Agreement,
convert
such dividend or
distribution
into Dollars and shall
distribute
the amount thus
received net of
the fees and expenses
of the
Depositary, applicable
taxes and
other charges as
provided in
Section 5.09 of the
Deposit
Agreement to the
Owners
entitled thereto, in
proportion to
the number of American
Depositary Shares
representing
such Deposited
Securities
evidenced by Receipts
held by
them respectively
provided,
however, that in the
event that
the Company or the
Depositary
shall be required to
withhold and
does withhold from
such cash
dividend or such other
cash
distribution an amount
on
account of taxes or
other
governmental charges,
the
amount distributed to
the Owner
of the Receipts
evidencing
American Depositary
Shares
representing such
Deposited
Securities shall be
reduced
accordingly.
            Subject to
the
provisions of Sections
4.11 and
5.09 of the Deposit
Agreement,
whenever the
Depositary shall
receive any
distribution other
than a distribution
described in
Section 4.01, 4.03 or
4.04 of the
Deposit Agreement, the
Depositary shall cause
the
securities or property
received
by it to be
distributed to the
Owners entitled
thereto, after the
deduction or upon
payment of
any fees and expenses
of the
Depositary or any
taxes or other
governmental charges
under the
Deposit Agreement in
proportion to the
number of
American Depositary
Shares
representing such
Deposited
Securities evidenced
by Receipts
held by them
respectively, in any
manner that the
Depositary may
deem equitable and
practicable
for accomplishing such
distribution provided,
however,
that if in the opinion
of the
Depositary such
distribution
cannot be made
proportionately
among the Owners
entitled
thereto, or if for any
other reason
including, but not
limited to, any
requirement that the
Company or
the Depositary
withhold an
amount on account of
taxes or
other governmental
charges or
that such securities
must be
registered under the
Securities
Act in order to be
distributed to
Owners or Beneficial
Owners of
Receipts the
Depositary deems
such distribution not
to be
feasible, the
Depositary may
adopt such method as
it may
deem equitable and
practicable
for the purpose of
effecting such
distribution,
including, but not
limited to, the public
or private
sale of the securities
or property
thus received, or any
part
thereof, and the net
proceeds of
any such sale net of
the fees and
expenses of the
Depositary as
provided in Section
5.09 of the
Deposit Agreement
shall be
distributed by the
Depositary to
the Owners entitled
thereto, all
in the manner and
subject to the
conditions described
in Section
4.01 of the Deposit
Agreement.
            If any
distribution
upon any Deposited
Securities
consists of a dividend
in, or free
distribution of,
Shares, the
Depositary may
distribute to the
Owners of outstanding
Receipts
entitled thereto, in
proportion to
the number of American
Depositary Shares
representing
such Deposited
Securities
evidenced by Receipts
held by
them respectively,
additional
Receipts evidencing an
aggregate number of
American
Depositary Shares
representing
the amount of Shares
received as
such dividend or free
distribution, subject
to the terms
and conditions of the
Deposit
Agreement with respect
to the
deposit of Shares and
the
issuance of American
Depositary Shares
evidenced by
Receipts, including
the
withholding of any tax
or other
governmental charge as
provided in Section
4.11 of the
Deposit Agreement and
the
payment of the fees
and
expenses of the
Depositary,
applicable taxes and
other
charges as provided in
Section
5.09 of the Deposit
Agreement.
The Depositary may
withhold
any such distribution
of Receipts
if it has not received
satisfactory
assurances from the
Company
that such distribution
does not
require registration
under the
Securities Act or is
exempt from
registration under the
provisions
of such Act.  In lieu
of
delivering Receipts
for fractional
American Depositary
Shares in
any such case, the
Depositary
shall sell the amount
of Shares
represented by the
aggregate of
such fractions and
distribute the
net proceeds, all in
the manner
and subject to the
conditions
described in Section
4.01 of the
Deposit Agreement.  If
additional Receipts
are not so
distributed, each
American
Depositary Share shall
thenceforth also
represent the
additional Shares
distributed
upon the Deposited
Securities
represented thereby.
            In the
event that
the Depositary
determines that
any distribution in
property
including Shares and
rights to
subscribe therefor is
subject to
any tax or other
governmental
charge which the
Depositary is
obligated to withhold,
the
Depositary may by
public or
private sale dispose
of all or a
portion of such
property
including Shares and
rights to
subscribe therefor in
such
amounts and in such
manner as
the Depositary deems
necessary
and practicable to pay
any such
taxes or charges and
the
Depositary shall
distribute the
net proceeds of any
such sale
after deduction of
such taxes or
charges to the Owners
entitled
thereto in proportion
to the
number of American
Depositary
Shares held by them
respectively.
13.	CERTAIN
WITHHOLDING TAX
INFORMATION.

      The Depositary
shall use
all reasonable efforts
to follow
any procedures in a
manner
reasonably
satisfactory to the
Company that may be
established by the
Portuguese
tax authorities for
eligible
Owners to obtain any
reduced
rates of withholding
tax or
substitute gift and
inheritance
tax as provided under
applicable
tax treaties at the
time dividends
are paid and to
facilitate the
recovery by eligible
Owners of
amounts of Portuguese
withholding tax or
substitute gift
and inheritance tax
withheld in
excess of applicable
tax treaty
rates, if any.  In
connection
therewith, the
Depositary shall
take reasonable steps
to provide
eligible Owners with
such forms
as may be prescribed
by the
Portuguese tax
authorities and to
take all such other
reasonable
steps as may be
required to file
such forms with the
appropriate
Portuguese tax
authorities.

14.	RIGHTS.

            In the
event that
the Company shall
offer or cause
to be offered to the
holders of
any Deposited
Securities any
rights to subscribe
for additional
Shares or any rights
of any other
nature, the Depositary
shall have
discretion as to the
procedure to
be followed in making
such
rights available to
any Owners
or in disposing of
such rights on
behalf of any Owners
and
making the net
proceeds
available to such
Owners or, if
by the terms of such
rights
offering or for any
other reason,
the Depositary may not
either
make such rights
available to
any Owners or dispose
of such
rights and make the
net proceeds
available to such
Owners, then
the Depositary shall
allow the
rights to lapse.  If
at the time of
the offering of any
rights the
Depositary determines
in its
discretion that it is
lawful and
feasible to make such
rights
available to all or
certain
Owners but not to
other Owners,
the Depositary may
distribute to
any Owner to whom it
determines the
distribution to be
lawful and feasible,
in
proportion to the
number of
American Depositary
Shares
held by such Owner,
warrants or
other instruments
therefor in
such form as it deems
appropriate.
            In
circumstances
in which rights would
otherwise
not be distributed, if
an Owner
of Receipts requests
the
distribution of
warrants or other
instruments in order
to exercise
the rights allocable
to the
American Depositary
Shares of
such Owner under the
Deposit
Agreement, the
Depositary will
make such rights
available to
such Owner upon
written notice
from the Company to
the
Depositary that a the
Company
has elected in its
sole discretion
to permit such rights
to be
exercised and b such
Owner has
executed such
documents as the
Company has determined
in its
sole discretion are
reasonably
required under
applicable law.
            If the
Depositary
has distributed
warrants or other
instruments for rights
to all or
certain Owners, then
upon
instruction from such
an Owner
pursuant to such
warrants or
other instruments to
the
Depositary from such
an Owner
to exercise such
rights, upon
payment by such Owner
to the
Depositary for the
account of
such Owner of an
amount equal
to the purchase price
of the
Shares to be received
upon the
exercise of the
rights, and upon
payment of the fees
and
expenses of the
Depositary and
any other charges as
set forth in
such warrants or other
instruments, the
Depositary
shall, on behalf of
such Owner,
exercise the rights
and purchase
the Shares, and the
Company
shall cause the Shares
so
purchased to be
delivered to the
Depositary on behalf
of such
Owner.  As agent for
such
Owner, the Depositary
will
cause the Shares so
purchased to
be deposited pursuant
to
Section 2.02 of the
Deposit
Agreement, and shall,
pursuant
to Section 2.03 of the
Deposit
Agreement, execute and
deliver
Receipts to such
Owner.  In the
case of a distribution
pursuant to
the second paragraph
of Section
4.04 of the Deposit
Agreement,
such Receipts shall be
legended
in accordance with
applicable
U.S. laws, and shall
be subject to
the appropriate
restrictions on
sale, deposit,
cancellation and
transfer under such
laws.
            If the
Depositary
determines in its
discretion that
it is not lawful and
feasible to
make such rights
available to all
or certain Owners, it
may sell
the rights, warrants
or other
instruments in
proportion to the
number of American
Depositary
Shares held by the
Owners to
whom it has determined
it may
not lawfully or
feasibly make
such rights available,
and
allocate the net
proceeds of such
sales net of the fees
and
expenses of the
Depositary as
provided in Section
5.09 of the
Deposit Agreement and
all taxes
and governmental
charges
payable in connection
with such
rights and subject to
the terms
and conditions of the
Deposit
Agreement for the
account of
such Owners otherwise
entitled
to such rights,
warrants or other
instruments, upon an
averaged
or other practical
basis without
regard to any
distinctions among
such Owners because of
exchange restrictions
or the date
of delivery of any
Receipt or
otherwise.
            The
Depositary
will not offer rights
to Owners
unless both the rights
and the
securities to which
such rights
relate are either
exempt from
registration under the
Securities
Act with respect to a
distribution
to all Owners or are
registered
under the provisions
of such Act
provided, that nothing
in the
Deposit Agreement
shall create
any obligation on the
part of the
Company to file a
registration
statement   with
respect to such
rights or underlying
securities or
to endeavor to have
such a
registration statement
declared
effective. If an Owner
of
Receipts requests the
distribution of
warrants or other
instruments,
notwithstanding
that there has been no
such
registration under
such Act, the
Depositary shall not
effect such
distribution unless it
has
received an opinion
from
recognized counsel in
the United
States for the Company
upon
which the Depositary
may rely
that such distribution
to such
Owner is exempt from
such
registration.
The Depositary shall
not be
responsible for any
failure to
determine that it may
be lawful
or feasible to make
such rights
available to Owners in
general
or any Owner in
particular.

15.	CONVERSION OF
FOREIGN CURRENCY.

            Whenever
the
Depositary shall
receive Foreign
Currency, by way of
dividends
or other distributions
or the net
proceeds from the sale
of
securities, property
or rights, and
if at the time of the
receipt
thereof the Foreign
Currency so
received can in the
judgment of
the Depositary be
converted on a
reasonable basis into
Dollars and
the resulting Dollars
transferred
to the United States,
the
Depositary shall
convert or
cause to be converted,
by sale or
in any other manner
that it may
determine, such
Foreign
Currency into Dollars,
and such
Dollars shall be
distributed to
the Owners entitled
thereto or, if
the Depositary shall
have
distributed any
warrants or other
instruments which
entitle the
holders thereof to
such Dollars,
then to the holders of
such
warrants andor
instruments, as
applicable, upon
surrender
thereof for
cancellation in whole
or in part depending
upon the
terms of such warrants
or other
instruments.  Such
distribution
may be made upon an
averaged
or other practicable
basis
without regard to any
distinctions among
Owners on
account of exchange
restrictions,
the date of delivery
of any
Receipt or otherwise
and shall
be net of any expenses
of
conversion into
Dollars incurred
by the Depositary as
provided in
Section 5.09 of the
Deposit
Agreement.
            If such
conversion or
distribution can be
effected only with the
approval
or license of any
government or
agency thereof, the
Depositary
shall file such
application for
approval or license,
if any, as it
may deem desirable.
            If at any
time the
Depositary shall
determine in its
judgment that any
Foreign
Currency received by
the
Depositary is not
convertible on
a reasonable basis
into Dollars
transferable to the
United States,
or if any approval or
license of
any government or
agency
thereof which is
required for
such conversion is
denied or in
the opinion of the
Depositary is
not obtainable, or if
any such
approval or license is
not
obtained within a
reasonable
period as determined
by the
Depositary, the
Depositary may
distribute the Foreign
Currency
or an appropriate
document
evidencing the right
to receive
such Foreign Currency
received
by the Depositary to,
or in its
discretion may hold
such
Foreign Currency
uninvested
and without liability
for interest
thereon for the
respective
accounts of, the
Owners entitled
to receive the same.
            If any
such
conversion of Foreign
Currency,
in whole or in part,
cannot be
effected for
distribution to some
of the Owners entitled
thereto,
the Depositary may in
its
discretion make such
conversion
and distribution in
Dollars to the
extent permissible to
the Owners
entitled thereto and
may
distribute the balance
of the
Foreign Currency
received by
the Depositary to, or
hold such
balance uninvested and
without
liability for interest
thereon for
the respective
accounts of, the
Owners entitled
thereto.
16.	FIXING OF RECORD
DATE.

            Whenever
any
cash dividend or other
cash
distribution shall
become
payable or any
distribution other
than cash shall be
made, or
whenever rights shall
be issued
with respect to the
Deposited
Securities, or
whenever the
Depositary shall
receive notice
of any meeting of
holders of
Shares or other
Deposited
Securities, or
whenever for any
reason the Depositary
causes a
change in the number
of Shares
that are represented
by each
American Depositary
Share, or
whenever the
Depositary shall
find it necessary or
convenient,
the Depositary shall
fix a record
date which date shall
be to the
extent practicable the
same date
as the record date
fixed by the
Company, or if
different from
the record date fixed
by the
Company, fixed after
consultation with the
Company,
to the extent to which
such
consultation is
practicable a for
the determination of
the Owners
who shall be i
entitled to receive
such dividend,
distribution or
rights or the net
proceeds of the
sale thereof or ii
entitled to give
instructions for the
exercise of
voting rights at any
such
meeting, or b on or
after which
each American
Depositary Share
will represent the
changed
number of Shares.
Subject to
the provisions of
Sections 4.01
through 4.05 and to
the other
terms and conditions
of the
Deposit Agreement, the
Owners
on such record date
shall be
entitled, as the case
may be, to
receive the amount
distributable
by the Depositary with
respect to
such dividend or other
distribution or such
rights or the
net proceeds of sale
thereof in
proportion to the
number of
American Depositary
Shares
evidenced by Receipts
held by
them respectively and
to give
voting instructions,
to exercise
the rights of Owners
under the
Deposit Agreement with
respect
to such changed number
of
Shares and to act in
respect of
any other such matter.
17.	VOTING OF
DEPOSITED SECURITIES.

            (a)	Each
Owner by accepting a
Receipt
agrees that it shall
be bound by,
and subject to, the
following
provision
      Voting
instructions
issued by an Owner,
either
given personally or
through a
representative, in the
Owners
own name or as the
representative of
another
Owner, will not be
entitled to be
counted as votes of
Shares to the
extent that such
votes, together
with any other votes
that under
Portuguese law are
deemed to
be cast by such Owner
as a
holder of Shares,
exceed 10% of
the total number of
votes of the
Companys share
capital, and the
Depositary shall not
effect any
voting instructions in
respect of
such excess votes.
Determinations of
American
Depositary Share and
Share
ownership shall be
made
pursuant to Portuguese
law.
      The Depositary
has been
advised that, under
Portuguese
Law and the Articles
of
Association of the
Company,
the Depositary is
considered one
holder of Shares for
purposes of
the provision.
Therefore, if the
aggregate number of
Shares
represented by the
American
Depositary Shares of
all of the
Owners exceed 10% of
the total
number of votes of the
Companys share
capital, the
Depositary will not be
permitted
to effect any voting
instructions
in respect of such
excess votes.

            (b)	Upon
receipt of notice of
any meeting
of holders of Shares
or other
Deposited Securities,
the
Depositary shall, as
soon as
practicable
thereafter, mail to
the Owners a notice,
the form of
which notice shall be
in the sole
discretion of the
Depositary,
which shall contain a
such
information as is
contained in
such notice of
meeting, and b a
statement that the
Owners as of
the close of business
on a
specified record date
will be
entitled, subject to
any
applicable provision
of
Portuguese law and of
the
Articles, to instruct
the
Depositary as to the
exercise of
the voting rights, if
any,
pertaining to the
amount of
Shares or other
Deposited
Securities represented
by their
respective American
Depositary
Shares and c a
statement as to
the manner in which
such
instructions may be
given,
including an express
indication
that instructions may
be given
or be deemed given in
accordance with the
last
sentence of this
paragraph if no
instruction is
received to the
Depositary to vote or
to give a
discretionary proxy to
a person
designated by the
Company.
Upon the written
request of an
Owner on such record
date,
received on or before
the date
established by the
Depositary
for such purpose the
Instruction
Date, the Depositary
shall
endeavor insofar as
practicable
and permitted under
the
applicable provisions
of law or
of the Articles
governing Shares
or other Deposited
Securities, to
vote or cause to be
voted or to
grant a discretionary
proxy to a
person designated by
the
Company to vote the
amount of
Shares or other
Deposited
Securities represented
by the
American Depositary
Shares
evidenced by such
Owners
Receipts in accordance
with any
instructions set forth
in such
request including by
aggregating, insofar
as
practicable, in blocks
of 400 or
such other number
equal to the
number of Shares
specified by
the Company in writing
to the
Depositary from time
to time to
correspond to one
vote,
American Depositary
Shares of
various Owners who
have
instructed the
Depositary in
identical manner as to
the
exercise of rights
with respect to
any matter to be voted
upon it
being understood that
each
Owner is entitled
under the
Deposit Agreement to
instruct
the Depositary as to
the exercise
of one vote for each
400
American Depositary
Shares
held by such Owner or
such
other number equal to
the
number of Shares
specified by
the Company in writing
to the
Depositary from time
to time to
correspond to one
vote.  The
Depositary shall not
itself
exercise any voting
discretion
over any Shares or
other
Deposited Securities.
If no
instructions are
received by the
Depositary from an
Owner with
respect to any of the
Shares or
other Deposited
Securities
represented by the
American
Depositary Shares
evidenced by
such Owners Receipts
on or
before the Instruction
Date, the
Depositary shall deem
such
Owner to have
instructed the
Depositary to vote or
cause to
vote such Shares or
other
Deposited Securities
in favor of
any proposals
supported by the
Board of Directors of
the
Company, or, when
practicable
and permitted, to give
a
discretionary proxy to
a person
designated by the
Company
with respect to such
Shares or
Deposited Securities
and the
Depositary shall so
vote or so
give a discretionary
proxy to a
person designated by
the
Company to vote such
Shares or
Deposited Securities,
provided
that no such
instruction shall be
deemed given and no
such
favorable vote or
discretionary
proxy shall be given
with
respect to any
proposal as to
which the Company
informs the
Depositary and the
Company
agrees to provide such
information promptly
in writing
that x the Company
does not
wish such proxy given,
y
substantial
opposition, as
determined by the
Company in
its sole discretion,
exists with
respect to such
proposal or z
such proposal would,
as
determined by the
Company in
its sole discretion,
materially
and adversely affect
the rights
of Owners.
      There can be no
assurance that Owners
generally
or any Owner in
particular will
receive the notice
described in
the preceding
paragraph
sufficiently prior to
the
Instruction Date to
ensure that
the Depositary will
vote or
cause to be voted the
Shares or
Deposited Securities
in
accordance with the
provisions
set forth in Section
4.07 of the
Deposit Agreement.

      The Depositary
may
effect the voting
instructions of
an Owner only to the
extent that
such instructions
would not
violate the terms of
Section 4.07
of the Deposit
Agreement.

      The Depositary
shall
establish such
nominees which
such nominees shall be
wholly
owned, directly or
indirectly, by
the Depositary or
mechanisms
as may be necessary to
effect
the voting
instructions of
Owners given in
accordance
with Section 4.07 of
the Deposit
Agreement.

      The Company
agrees,
without increasing its
obligations or
potential liability
to the Owners or
Beneficial
Owners, to provide
notice, to
the extent
practicable, of any
meeting of holders of
Shares or
other Deposited
Securities to the
Depositary
sufficiently in
advance of such
meeting in
order to enable the
Depositary
or its nominee to vote
or cause
to be voted any such
Shares or
Deposited Securities
in
accordance with the
terms of
Section 4.07 of the
Deposit
Agreement.

18.	CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In
circumstances
where the provisions
of Section
4.03 of the Deposit
Agreement
do not apply, upon any
change
in nominal value,
change in par
value, splitup,
consolidation or
any other
reclassification of
Deposited Securities,
or upon
any recapitalization,
reorganization, merger
or
consolidation or sale
of assets
affecting the Company
or to
which it is a party,
any securities
which shall be
received by the
Depositary or its
nominee or a
Custodian in exchange
for or in
conversion of or in
respect of
Deposited Securities,
shall be
treated as new
Deposited
Securities under the
Deposit
Agreement, and
American
Depositary Shares
shall
thenceforth represent,
in addition
to existing Deposited
Securities,
the right to receive
the new
Deposited Securities
so received
in exchange or
conversion,
unless additional
Receipts are
delivered pursuant to
the
following sentence.
In any such
case the Depositary
may, either i
execute and deliver
additional
Receipts as in the
case of a
dividend in Shares or
ii call for
the surrender of
outstanding
Receipts to be
exchanged for
new Receipts
specifically
describing such new
Deposited
Securities.
19.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.

            Neither
the
Depositary nor the
Company nor
any of their
respective directors,
employees, agents or
affiliates
shall incur any
liability to any
Owner or Beneficial
Owner of
any Receipt, if by
reason of any
provision of any
present or
future law,
regulation, order,
decree, moratorium or
fiat of the
United States or any
other
country, or of any
governmental
or regulatory
authority or stock
exchange, or by reason
of any
provision, present or
future, of
the Articles of the
Company, or
by reason of any
provision of
any securities issued
or
distributed by the
Company, or
any offering or
distribution
thereof, or by reason
of any act
of God or war or other
circumstances beyond
its
control, the
Depositary or the
Company or any of
their
directors, employees,
agents or
affiliates shall be
prevented,
delayed or forbidden
from, or be
subject to any civil
or criminal
penalty on account of,
doing or
performing any act or
thing
which by the terms of
the
Deposit Agreement or
the
Deposited Securities
it is
provided shall be done
or
performed nor shall
the
Depositary nor the
Company nor
any of their
respective directors,
employees, agents or
affiliates
incur any liability to
any Owner
or Beneficial Owner of
any
Receipt by reason of
any
nonperformance or
delay, caused
as aforesaid, in the
performance
of any act or thing
which by the
terms of the Deposit
Agreement
it is provided shall
or may be
done or performed, or
by reason
of any exercise of, or
failure to
exercise, any
discretion provided
for in the Deposit
Agreement.
Where, by the terms of
a
distribution pursuant
to
Section 4.01, 4.02, or
4.03 of the
Deposit Agreement, or
an
offering or
distribution pursuant
to Section 4.04 of the
Deposit
Agreement, or for any
other
reason, such
distribution or
offering may not be
made
available to Owners,
and the
Depositary may not
dispose of
such distribution or
offering on
behalf of such Owners
and make
the net proceeds
available to
such Owners, then the
Depositary shall not
make such
distribution or
offering, and shall
allow any rights, if
applicable, to
lapse.
            The
Company
assumes no obligation
nor shall
it be subject to any
liability
under the Deposit
Agreement to
any Owner or
Beneficial Owner,
except that it agrees
to perform
its obligations
specifically set
forth in the Deposit
Agreement
without negligence or
bad faith.
The Depositary assumes
no
obligation nor shall
it be subject
to any liability under
the Deposit
Agreement to any Owner
or
Beneficial Owner
including,
without limitation,
liability with
respect to the
validity or worth
of the Deposited
Securities,
except that it agrees
to perform
its obligations
specifically set
forth in the Deposit
Agreement
without negligence or
bad faith.
Neither the Depositary
nor the
Company shall be under
any
obligation to appear
in,
prosecute or defend
any action,
suit or other
proceeding in
respect of any
Deposited
Securities or in
respect of the
Receipts, which in its
opinion
may involve it in
expense or
liability, unless
indemnity
satisfactory to it in
its sole
discretion against all
expense
and liability shall be
furnished as
often as may be
required, and
the Custodian shall
not be under
any obligation
whatsoever with
respect to such
proceedings, the
responsibility of the
Custodian
being solely to the
Depositary.
Neither the Depositary
nor the
Company shall be
liable for any
action or nonaction by
it in
reliance upon the
advice of or
information from legal
counsel,
accountants, any
person
presenting Shares for
deposit,
any Owner, or any
other person
believed by it in good
faith to be
competent to give such
advice or
information including,
but not
limited to, any such
action or
nonaction based upon
any
written notice,
request, direction
or other document
believed by it
to be genuine and to
have been
signed or presented by
the
proper party or
parties.  The
Depositary shall not
be liable for
any acts or omissions
made by a
successor depositary
whether in
connection with a
previous act
or omission of the
Depositary or
in connection with any
matter
arising wholly after
the removal
or resignation of the
Depositary,
provided that in
connection with
the issue out of which
such
potential liability
arises the
Depositary performed
its
obligations without
negligence
or bad faith while it
acted as
Depositary.  The
Depositary
shall not be
responsible for any
failure to carry out
any
instructions to vote
any of the
Deposited Securities,
or for the
manner in which any
such vote
is cast or the effect
of any such
vote, provided that
any such
action or nonaction is
in good
faith.  No disclaimer
of liability
under the Securities
Act is
intended by any
provision of the
Deposit Agreement.
            The
Company
agrees to indemnify
the
Depositary, its
directors,
employees, agents and
affiliates
and any Custodian
against, and
hold each of them
harmless
from, any liability or
expense
including, but not
limited to, the
fees and expenses of
counsel
which may arise out of
acts
performed or omitted,
in
accordance with the
provisions
of the Deposit
Agreement and of
the Receipts, as the
same may be
amended, modified or
supplemented from time
to time,
i by either the
Depositary or any
Custodian or their
respective
directors, employees,
agents and
affiliates, except for
any liability
or expense arising out
of the
negligence or bad
faith of either
of them, or ii by the
Company or
any of its directors,
employees,
agents and affiliates.
            The
Depositary
agrees to indemnify
the
Company, its
directors,
employees, agents and
affiliates
against, and hold each
of them
harmless from any
liability or
expense including, but
not
limited to, the fees
and expenses
of counsel which may
arise out
of acts performed or
omitted, in
accordance with the
provisions
of the Deposit
Agreement and of
the Receipts, as the
same may be
amended, modified or
supplemented from time
to time,
by the Depositary or
its
Custodian or their
respective
directors, employees,
agents and
affiliates due to
their negligence
or bad faith.
20.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR CUSTODIAN.

            The
Depositary
may at any time resign
as
Depositary under the
Deposit
Agreement by written
notice of
its election to do so
delivered to
the Company, such
resignation
to take effect upon
the
appointment of a
successor
depositary and its
acceptance of
such appointment as
provided in
the Deposit Agreement.
The
Depositary may at any
time be
removed by the Company
by
written notice of such
removal
effective upon the
appointment
of a successor
depositary and its
acceptance of such
appointment
as provided in the
Deposit
Agreement.  In case at
any time
the Depositary shall
resign or be
removed, the Company
will use
its best efforts to
appoint a
successor depositary,
which will
be a bank or trust
company
having an office in
the Borough
of Manhattan, The City
of
New York. Every
successor
depositary will
execute and
deliver to its
predecessor and to
the Company an
instrument in
writing accepting its
appointment under the
Deposit
Agreement, and
thereupon such
successor depositary,
without
any further act or
deed, will
become fully vested
with all the
rights, powers, duties
and
obligations of its
predecessor but
such predecessor,
nevertheless,
upon payment of all
sums due it
and on the written
request of the
Company, will execute
and
deliver an instrument
transferring to such
successor all
rights and powers of
such
predecessor under the
Deposit
Agreement, will duly
assign,
transfer and deliver
all right, title
and interest in the
Deposited
Securities to such
successor, and
will deliver to such
successor a
list of the Owners of
all
outstanding Receipts.
Any such
successor depositary
will
promptly mail notice
of its
appointment to the
Owners.
Whenever the
Depositary in its
discretion determines
that it is in
the best interest of
the Owners to
do so, it may appoint
a substitute
or additional
custodian or
custodians.
21.	AMENDMENT.

            The form
of the
Receipts and any
provisions of
the Deposit Agreement
may at
any time and from time
to time
be amended by
agreement
between the Company
and the
Depositary without the
consent
of Owners or
Beneficial Owners
of Receipts in any
respect which
they may deem
necessary or
desirable.  Any
amendment
which shall impose or
increase
any fees or charges
other than
taxes and other
governmental
charges, registration
fees, cable,
telex or facsimile
transmission
costs, delivery costs
or other
expenses, or which
shall
otherwise prejudice
any
substantial existing
right of
Owners will, however,
not
become effective as to
outstanding Receipts
until the
expiration of thirty
days after
notice of such
amendment shall
have been given to the
Owners
of outstanding
Receipts.  Every
Owner and Beneficial
Owner at
the time any amendment
so
becomes effective will
be
deemed, by continuing
to hold
such Receipt, to
consent and
agree to such
amendment and to
be bound by the
Deposit
Agreement as amended
thereby.
In no event shall any
amendment
impair the right of
the Owner of
this Receipt to
surrender such
Receipt and receive
the
Deposited Securities
represented
hereby, except in
order to
comply with mandatory
provisions of
applicable law.
22.	TERMINATION OF
DEPOSIT AGREEMENT.

            The
Depositary
shall at any time at
the direction
of the Company
terminate the
Deposit Agreement by
mailing
notice of such
termination to the
Owners of all Receipts
then
outstanding at least
90 days prior
to the date fixed in
such notice
for such termination.
The
Depositary may
likewise
terminate the Deposit
Agreement by mailing
notice of
such termination to
the
Company and the Owners
of all
Receipts then
outstanding, if at
any time 90 days shall
have
expired after the
Depositary
shall have delivered
to the
Company a written
notice of its
election to resign and
a
successor depositary
shall not
have been appointed
and
accepted its
appointment as
provided in Section
5.04 of the
Deposit Agreement.  On
and
after the date of
termination, the
Owner of this Receipt
will, upon
a surrender of such
Receipt at
the Corporate Trust
Office of the
Depositary, b payment
of the fee
of the Depositary for
the
surrender of Receipts
referred to
in Section 2.05 of the
Deposit
Agreement, and c
payment of
any applicable taxes
or
governmental charges,
be
entitled to delivery,
to him or
upon his order, of the
amount of
Deposited Securities
represented
by the American
Depositary
Shares evidenced by
such
Receipt.  If any
Receipts shall
remain outstanding
after the date
of termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends and
other distributions to
the Owners
thereof, and shall not
give any
further notices or
perform any
further acts under the
Deposit
Agreement, except that
the
Depositary shall
continue to
collect dividends and
other
distributions
pertaining to
Deposited Securities,
shall sell
rights and other
property as
provided in the
Deposit
Agreement, and shall
continue to
deliver Deposited
Securities,
together with any
dividends or
other distributions
received with
respect thereto and
the net
proceeds of the sale
of any rights
or other property, in
exchange
for Receipts
surrendered to the
Depositary after
deducting, in
each case, the fee of
the
Depositary for the
surrender of a
Receipt, any expenses
for the
account of the Owner
of such
Receipt in accordance
with the
terms and conditions
of the
Deposit Agreement, and
any
applicable taxes or
governmental
charges.  At any time
after the
expiration of one year
from the
date of termination,
the
Depositary may sell
the
Deposited Securities
then held
under the Deposit
Agreement
and may thereafter
hold
uninvested the net
proceeds of
any such sale,
together with any
other cash then held
by it under
the Deposit Agreement,
unsegregated and
without
liability for
interest, for the pro
rata benefit of the
Owners of
Receipts which have
not
theretofore been
surrendered,
such Owners thereupon
becoming general
creditors of
the Depositary with
respect to
such net proceeds.
After making
such sale, the
Depositary shall
be discharged from all
obligations under the
Deposit
Agreement, except to
account
for such net proceeds
and other
cash after deducting,
in each
case, the fee of the
Depositary
for the surrender of a
Receipt,
any expenses for the
account of
the Owner of such
Receipt in
accordance with the
terms and
conditions of the
Deposit
Agreement, and any
applicable
taxes or governmental
charges.
Upon the termination
of the
Deposit Agreement, the
Company shall be
discharged
from all obligations
under the
Deposit Agreement
except for its
obligations to the
Depositary
under Sections 5.08
and 5.09 of
the Deposit Agreement.
23.	LIMITATION ON
HOLDINGS.

      a Each Owner by
accepting a Receipt
agrees that
it shall be bound by,
and subject
to, the following
provision
      No Owner
performing,
directly or
indirectly, an
activity
which is competitive
with that
of the Companys
subsidiaries
may, unless previously
authorized at a
meeting of
holders of Shares,
hold, or is
deemed under
Portuguese law to
hold, American
Depositary
Shares or Shares
representing in
the aggregate more
than 10 of
the share capital of
the
Company.  An entity
shall be
deemed to be
performing an
activity which is
competitive
with that of the
Company if
such entity, a company
of which
such entity owns more
than 10
of the share capital,
or a
company that owns more
than
10 of the share
capital of such
entity, offers, in or
outside of
Portugal, public use
telecommunications
services,
network operator
services,
media services,
including the
production of content,
whether
interactive or not,
and electronic
commerce services.  If
any
Owner performing an
activity
which is competitive
with that
of the Company holds,
or is
deemed under
Portuguese law to
hold, American
Depositary
Shares or Shares in
excess of
10 of the share
capital of the
Company without
authorization
at a shareholders
meeting, the
holders of Shares may
decide at
a meeting of holders
of Shares
to require the
cancellation of
Shares of, or
represented by the
American Depositary
Shares of,
such Owner to the
extent
necessary to enforce
compliance
with the 10 limit.  In
such
case, the Company
shall
compensate the Owner
in an
amount equal to the
nominal
value of the cancelled
Shares or,
if less, their market
value.
Within five days of
receipt of
notice of such a
decision taken
at the meeting of
holders of
Shares, however, such
Owner
may request the
permission of
the board of directors
of the
Company to sell or
otherwise
dispose within thirty
days of
such request the
number of
American Depositary
Shares or
Shares necessary to
comply with
the 10 limit and
suspend the
cancellation of such
American
Depositary Shares or
Shares.
By making such
request, such
Owner renounces,
pending the
conclusion of such
sale or
disposition, all
voting and
preemptive
subscription rights
with respect to such
American
Depositary Shares or
Shares.
      b Any Shares
cancelled
pursuant to paragraph
a of
Section 3.04 of the
Deposit
Agreement shall be
solely those
of, or represented by
the
American Depositary
Shares of,
the Owner deemed to be
performing an activity
which is
competitive with that
of the
Company.
      c The Depositary
and the
Company shall consult
with and
provide information to
one
another as necessary
to effect
the terms of Section
3.04 of the
Deposit Agreement.



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